Exhibit 99.1

Contacts:
Jeff Walraven	Tripp Sullivan
EVP & Chief Financial Officer	SCR Partners
(615) 627-4712	(615) 760-1104 IR@medequities.com

MEDEQUITIES STOCKHOLDERS APPROVE MERGER WITH OMEGA HEALTHCARE INVESTORS

MEDEQUITIES ANNOUNCES PAYMENT DATE OF MAY 15, 2019 FOR CONDITIONAL DIVIDEND

NASHVILLE, TN, May 15, 2019 – MedEquities Realty Trust, Inc. (NYSE: MRT) today announced that, at the special meeting of MedEquities stockholders held today, stockholders voted to approve the proposed merger with Omega Healthcare Investors, Inc. (NYSE: OHI), pursuant to the merger agreement dated January 2, 2019, as amended.

Approximately 99.9% of the votes cast at the special meeting voted in favor of the approval of the merger, which represented approximately 79.5% of the total outstanding shares of MedEquities common stock as of the March 4, 2019 record date for the special meeting.

Subject to the satisfaction or waiver of the remaining conditions to closing, the merger is expected to close on Friday, May 17, 2019. Under the terms of the merger agreement, each outstanding share of MedEquities common stock will be converted automatically into the right to receive 0.235 of a share of Omega common stock and $2.00 in cash. Separately, pursuant to the terms of the merger agreement, MedEquities will declare a special cash dividend of $0.21 per share of MedEquities common stock, payable to the holders of MedEquities common stock as of the closing date of the merger (the “closing dividend”). The closing dividend will be payable together with the cash consideration from the merger.

MedEquities also today announced a payment date of today, May 15, 2019, for the Company’s previously announced cash dividend of $0.21 per share, the payment of which was conditioned upon the approval of the merger by MedEquities stockholders (the “conditional dividend”). The conditional dividend is payable to holders of MedEquities common stock as of the record date of March 11, 2019 (subject to due‑bill trading as described below). The conditional dividend is in addition to, and separate from, the closing dividend described above.

Important Information About the Conditional Dividend

Due to the contingent nature of the conditional dividend, as required by the rules of the NYSE, MedEquities common stock has traded with “due bills,” representing an assignment of the right to receive the conditional dividend, since March 8, 2019 (one business day prior to the record date) through the conditional dividend payment date (such period of time the “due-bill period”). AS A RESULT, HOLDERS OF MEDEQUITIES COMMON STOCK ON THE RECORD DATE MUST HOLD MEDEQUITIES COMMON STOCK THROUGH THE CONDITIONAL DIVIDEND PAYMENT DATE IN ORDER TO BE ENTITLED TO RECEIVE THE CONDITIONAL DIVIDEND. MEDEQUITIES STOCKHOLDERS WHO SELL

THEIR SHARES ON OR BEFORE THE CONDITIONAL DIVIDEND PAYMENT DATE WILL NOT BE ENTITLED TO RECEIVE THE CONDITIONAL DIVIDEND. PURCHASERS OF MEDEQUITIES COMMON STOCK DURING THE DUE-BILL PERIOD (EVEN IF THE TRADE WILL SETTLE AFTER THE DUE-BILL PERIOD) WHO HOLD SUCH SHARES ON THE CONDITIONAL DIVIDEND PAYMENT DATE WILL BE ENTITLED TO RECEIVE THE CONDITIONAL DIVIDEND. STOCKHOLDERS THAT SELL MEDEQUITIES COMMON STOCK DURING THE DUE-BILL PERIOD (EVEN IF THE TRADE WILL SETTLE AFTER THE DUE-BILL PERIOD) WILL NOT BE ENTITLED TO RECEIVE THE CONDITIONAL DIVIDEND.

Due bills obligate a seller of shares of stock to deliver the dividend to the buyer. The due-bill obligations are settled customarily between the brokers representing buyers and sellers of the stock. MedEquities has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of MedEquities common stock during the due-bill period should consult with their broker before trading in MedEquities common stock to be sure they understand the effect of the NYSE’s due-bill procedures.

MedEquities common stock will begin to trade ex-dividend on May 16, 2019, the first business day after the conditional dividend payment date. AS A RESULT, INVESTORS WHO ENTER INTO TRADES TO PURCHASE MEDEQUITIES COMMON STOCK ON OR AFTER THE EX-DIVIDEND DATE WILL NOT RECEIVE THE CONDITIONAL DIVIDEND.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements concerning MedEquities, Omega, the proposed transaction between MedEquities and Omega, and the conditional dividend. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the expected timing of completion of the proposed transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory and court approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction, or the failure to satisfy any of the other conditions to the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; adverse effects on the market price of MedEquities’ common stock or Omega’s common stock and on MedEquities’ or Omega’s operating results because of a failure to complete the proposed transaction in the anticipated timeframe or at all; the ability of MedEquities, Omega and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the proposed transaction on the market price of MedEquities’ common stock or Omega’s common stock and on MedEquities’ or Omega’s operating results, including as a result of changes in tenant, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; the risk of litigation or regulatory actions; the risk that certain contractual restrictions contained in the merger agreement during the pendency of the proposed transaction could adversely affect MedEquities’ or Omega’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which MedEquities and Omega operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in MedEquities’ Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in any subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in any subsequent reports on Form 8-K and other filings made by MedEquities, all of which are or will be filed with the SEC and available at www.sec.gov and www.medequities.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. MedEquities assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

About MedEquities Realty Trust, Inc.

MedEquities Realty Trust (NYSE: MRT) is a self-managed and self-administered real estate investment trust that invests in a diversified mix of healthcare properties and healthcare-related real estate debt investments. For more information, please visit www.medequities.com.

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